Subscription Agreement

As of __________, 2011

To the Board of Directors of
China Resources Development Inc.:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase _____ warrants (“Warrants”), each to purchase one Ordinary Share, at $0.50 per Warrant, of China Resources Development Inc. (the “Corporation”) for an aggregate purchase price of $_____ (“Purchase Price”).  The closing of the purchase of the Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”) which is being underwritten by Lazard Capital Markets LLC.  The Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller, as escrow agent (“Escrow Agent”), to hold in a non-interest bearing account until the Corporation consummates the IPO.  Simultaneously with the consummation of the IPO, the Escrow Agent shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public shareholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company.  In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to the Escrow Agent, the Escrow Agent shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that he has been advised that the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that he is acquiring the Warrants for its account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that he shall not sell or transfer the Warrants or any underlying securities (except for transfers (i) if the undersigned is an entity, as a distribution to partners, members or stockholders of the undersigned upon the liquidation and dissolution of the undersigned, (ii) by bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death of the undersigned, (iv) pursuant to a qualified domestic relations order, or (v) by private sales at prices no greater than the price at which the Warrants were originally purchased, in each case on the condition that such transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Subscription Agreement, the Warrant Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company and the Insider Letter to be signed by the undersigned and filed as an exhibit to the Registration Statement) until after the Corporation consummates a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (“Business Combination”) and acknowledges that the certificates for such Warrants shall contain a legend indicating such restriction on transferability.

The Warrants will be identical to the warrants underlying the units being offered by the Company in the IPO except that the Corporation hereby acknowledges and agrees that the Warrants shall not be redeemable by the Corporation and shall be exercisable on a cashless basis by surrendering such Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrants, multiplied by the difference between the Warrant exercise price and the “Fair Market Value” (defined below) by (y) the Fair Market Value, in each case so long as the Warrants are held by the undersigned or his affiliates; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is higher than the exercise price.  The “Fair Market Value” shall mean the average reported last sale price of the Ordinary Shares for the 10 trading days ending on the day prior to the date the Company receives the exercise notice.

Each party hereto hereby acknowledges that the Underwriters are third party beneficiaries of this Subscription Agreement, and this Subscription Agreement may not be modified or changed without the prior written consent of Lazard Capital Markets LLC.

Very truly yours,

Agreed to:

China Resources Development Inc.

By:
Name:
Title:

Graubard Miller, solely as Escrow Agent

By:
Name:
Title: